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                         AGREEMENT FOR PURCHASE AND SALE
                         -------------------------------

                             THE THICKET APARTMENTS

     THIS AGREEMENT OF PURCHASE AND SALE ("Agreement") is made and entered into as of the 27th day of March, 1996 (the "Effective Date"), between THE PATRICIAN MORTGAGE COMPANY, ("Seller") and A & P INVESTORS, INC., a Georgia corporation, or its assigns ("Purchaser").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Seller owns certain real property and improvements thereon located at 5816 Covington Highway, Decatur, Dekalb County, Georgia, consisting of an apartment complex commonly known as "The Thicket Apartments" comprised of 254 residential apartment units (collectively the "Project"), together with Seller's interest in and to certain rights, benefits and obligations associated with the ownership and operation of the Project; and

     WHEREAS, Seller desires to sell and Purchaser desires to purchase such Project, rights, benefits and obligations upon the terms and conditions set forth hereinbelow;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Purchase and Sale
         -----------------

     1.1 On the Closing Date, as hereinafter defined, and subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, assign, transfer, and deliver to Purchaser, and Purchaser agrees to purchase, acquire, and accept from Seller, the following, hereinafter referred to collectively as the "Property":

          (a) The real property described more fully in EXHIBIT "A", attached hereto and incorporated herein by reference, together with all of Seller's right, title and interest in the improvements erected thereon and rights in connection therewith, including without limitation all right, title and interest of Seller in and to any easements appurtenant thereto and all covenants, licenses, privileges, and benefits thereto belonging, and all right, title and interest, if any, of Seller in and to any land lying in the bed of any street, road, or avenue opened or proposed in front of or adjoining said real property, to the center line thereof, all of which shall hereinafter be referred to collectively as the "Real Property",

          (b) All right, title and interest of Seller in and to the improvements constructed on the Real Property (hereinafter referred to as the "Improvements");


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          (c) All right, title and interest of Seller in and to all tenant leases, applications, and other records pertaining to the use and operation of the Project and the Real Property, together with all refundable tenant deposits not previously forfeited or applied in connection therewith;

          (d) All right, title and interest of Seller in and to any guaranties, warranties, licenses, permits, certificates, rights and privileges, if any, in the possession of Seller related to the Real Property and the use and operation of the Project, including the name "The Thicket Apartments", all of which shall hereinafter be referred to as the "Intangible Personal Property"; and

          (e) All right, title and interest of Seller in and to all equipment, furniture, fixtures, furnishings, tools, spare parts, supplies, and other tangible assets located at the Real Property and used in connection with the management, operation, maintenance, and repair of the Project, including the items listed in EXHIBIT "B", all of which shall hereinafter be referred to as the "Tangible Personal Property".

     2.   Good Faith Deposit.
          ------------------

     2.1 Purchaser shall make a good faith deposit (which deposit, including any additions thereto and any interest thereon, is called the "Deposit") with First American Title Insurance Company ("Escrow Agent") in the sum of Ten Thousand and No/100ths Dollars ($10,000.00) within two (2) business days of the execution of this Agreement, to be held by Escrow Agent in accordance with the terms of this Agreement and Escrow Agent's standard form Escrow Agreement for Purchaser's and Seller's benefit and to be disbursed in accordance with the provisions of this Agreement and said Escrow Agreement. In the event Purchaser elects to extend the Closing Date as provided in Section 4.1 below, Purchaser shall deposit an additional Twenty-Five Thousand and No/10ths Dollars ($25,000.00) in immediately available funds with the Escrow Agent to be added to the Deposit and thereafter held, invested and disbursed in accordance with the terms of this Agreement.

     2.2 In the event the sale and purchase of the Property is consummated in accordance with this Agreement, the Deposit shall be credited to the Purchase Price (as hereinafter defined) at the Closing of this transaction. In the event Purchaser shall properly terminate its obligations hereunder in accordance with
Section 6 hereof, or otherwise as expressly permitted in this Agreement, the Deposit shall be promptly disbursed to Purchaser. If the sale and purchase of the Property is not closed because of a breach by Purchaser, then and in such event, the Deposit shall be disbursed to Seller pursuant to Section 11 hereof. If the sale and purchase of the Property is not closed because of a breach hereof by Seller, the disbursement of the Deposit and the respective rights of the parties shall be as set forth in Section 10 hereof. All interest accruing on the Deposit shall belong to Purchaser except in the event of Purchaser's default hereunder in which case the interest shall be paid to Seller.

     2.3 The duties of the Escrow Agent shall be determined solely by the express provisions of this Agreement and the Escrow Agreement. The parties authorize the Escrow Agent, without creating any obligation on the part of the Escrow Agent, in the event this Agreement or the Deposit becomes involved in litigation, to pay over the Deposit to the clerk


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of the court in which the litigation is pending and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility under this Agreement. The undersigned also authorizes the Escrow Agent, if it is threatened with litigation, to interplead all interested parties in any court of competent jurisdiction and to pay over the Deposit to the clerk of that court and thereupon the Escrow Agent shall be fully relieved and discharged of any further responsibility hereunder.

     2.4 The Escrow Agent shall not be liable for any mistake of fact or error of judgment or any acts or omissions of any kind unless caused by its intentional misconduct or negligence. The Escrow Agent shall be entitled to rely on any instrument or signature believed by it to be genuine and may assume that any person purporting to give any writing, notice or instruction in connection with this Agreement is duly authorized to do so by the party on whose behalf such writing, notice or instruction is given.

     2.5 The parties, severally, will indemnify the Escrow Agent for and hold it harmless against any loss, liability or expense incurred without negligence or bad faith on the part of the Escrow Agent arising out of or in connection with the acceptance of, or the performance of its duties under this Agreement, as well as the reasonable costs and expenses of defending against any claim or liability arising under this Agreement.

     3.  Purchase Price.
         --------------

     3.1 The purchase price shall be Eight Million Six Hundred Fifty Thousand and No/100 Dollars ($8,650,000.00) (the "Purchase Price").

     3.2 The Purchase Price shall be paid at Closing by immediately available funds, less a credit for the Deposit; provided, however, that the amount of the Purchase Price shall be adjusted to reflect the prorations between Purchaser and Seller as described in Section 4.6 hereof.

     4.  Closing Procedures
         ------------------

     4.1 The consummation of the sale and purchase of the Property pursuant to the terms of this Agreement (the "Closing") shall be consummated on or before the sixtieth (60th) day after the Effective Date (the "Closing Date"); provided, however, that Purchaser shall have the right to extend the Closing Date for a thirty (30) day period by depositing an additional Deposit as set forth in
Section 2.1 hereof prior to the expiration of the original Closing Date period.

     4.2 Purchaser shall give Seller and Escrow Agent notice of the Closing Date selected by Purchaser at least five (5) days prior thereto. The Closing shall be conducted at the offices of Purchaser's attorneys in Atlanta, Georgia (or at such other location as may be agreed upon by Purchaser and Seller) and shall be consummated by 5:00 p.m. on the Closing Date.

     4.3  On the Closing Date, Seller shall deliver to Purchaser the following:


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          (a) Transferable and recordable limited warranty deed conveying
     Marketable Fee Simple Title to the Real Property. "Marketable Fee Simple Title" shall be such title as is acceptable to a reasonable purchaser using the Georgia Bar Association "Title Standards," as currently published, as the criteria to marketability of the title required hereby, and insurable by First American Title Insurance Company at standard rates without exceptions except for the standard exceptions and the Permitted Title Exceptions. As used in this Agreement, the term "Permitted Title Exceptions" means those matters affecting title to the Property set forth on EXHIBIT "C" attached hereto, together with such other matters as shall become additional Permitted Title Exceptions in accordance with the terms of Section 7 below.

          (b) Bill of Sale and Assignment of all Tangible Personal Property and Intangible Personal Property, free and clear of all liens and encumbrances, except for the Permitted Title Exceptions, containing a limited warranty of title relative to the Tangible Personal Property and Intangible Personal Property and otherwise containing terms consistent with the terms hereof.

          (c) Delivery of good and proper assignments of all leases and contracts (specifically accepted and assumed by Purchaser) with respect to the Property hereunder, together with the originals of all said leases and contracts which are in Seller's possession.

          (d) A current rent roll (the "Rent Roll") certified to be true and accurate in all material respects by Seller showing all rentals collected from each tenant in the Property during the month prior to, and as of the Closing Date, which Rent Roll shall include the name, apartment number, lease expiration date and refundable security deposit not previously forfeited or applied for each tenant. A Rent Roll current as of the date stated thereon is attached hereto as EXHIBIT "D" and by this reference made a part hereof.

          (e) An assignment of any unexpired warranties and guaranties in the possession of Seller now in effect with respect to any part of the Property and/or any mechanical equipment in, on or about the Property, without, however, warranty of any nature.

          (f) All Certificates of Occupancy or their equivalent, if available, for all buildings on the Property which are in Seller's possession.

          (g) Sufficient evidence that Seller is duly authorized to consummate the transaction.


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          (h) An affidavit setting forth that the Seller is not a foreign person or a foreign corporation and providing the Seller's United States Taxpayer Identification Number.

          (i) An affidavit with respect to Seller's residence sufficient to comply with the requirements of O.C.G.A. [Section]48-7-128. In the event that Seller shall fail to furnish the affidavit required hereby, Purchaser shall withhold from the proceeds of the sale hereunder, an amount sufficient to comply with the requirements of O.C.G.A. [Section]48-7-128.

          (j) A termite inspection report from a reputable termite inspection service certifying that the Improvements are free of wood boring insects. All corrective work (if termite infestation and/or damage is found) will be satisfactorily completed by Seller, at Seller's cost, prior to Closing.

     4.4  On the Closing Date, Purchaser shall deliver to Seller:

          (a) The Purchase Price (subject to any adjustments and prorations required hereunder) in good and immediately available funds.

          (b) Sufficient evidence that the Purchaser is duly authorized to consummate the transaction.

          (c) An agreement executed by the Purchaser under the terms of which Purchaser assumes and agrees to hold harmless Seller from and indemnify Seller against all of the obligations of the "Landlord" pursuant to all tenant leases affecting the Property and all of the obligations of Seller pursuant to any contracts assigned to Purchaser to the extent that said obligations accrue subsequent to the Closing Date.

     4.5 Seller shall pay the State of Georgia transfer tax and its own attorney's fees and costs. Purchaser shall pay its own attorney's fees and costs, the recording fees on the Warranty Deed and any other conveyancing documents, all title examination fees and any premiums for title insurance, survey and appraisal costs and engineering costs.

     4.6 The following shall be apportioned between Seller and Purchaser as of 12:01 a.m. on the Closing Date, unless otherwise specified and agreed:

          (a) All rents collected by Seller up to the Closing Date which are allocable to the period commencing with and after the Closing Date shall be paid to Purchaser at Closing. In prorating rents, Seller shall not receive any credit for rents due from any unoccupied units in the Property nor receive credit for rent which is delinquent on the Closing Date. All rent collected from a delinquent tenant on or after the Closing Date shall first be applied to rents due the month of Closing, then to rents due the month before Closing, then to rents due the month after Closing, then to rents due two (2) months before Closing, then to rents due two (2) months after Closing, and so on until all such rents are disbursed. Purchaser will make good faith efforts to collect delinquent rents


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     which accrue prior to the Closing Date from any tenant Purchaser allows to remain on the Property.

          (b) Real and personal property taxes and assessments for improvements to the Real Property, if any, shall be apportioned on the basis of the actual tax bills for the current year, if available, or based upon the most current information available on the Closing Date. If, upon receipt of the actual ad valorem property tax and assessment bills for the Property, such proration is incorrect, then either Purchaser or Seller shall be entitled, upon demand, to receive such amounts from the other as may be necessary to correct such mal-apportionment. This obligation so to correct such mal-apportionment shall survive the Closing and not be merged into any documents delivered pursuant to the Closing.

          (c) Final readings for telephone, electric, gas, sewer, water and other utility bills with respect to the Property will be made, if possible, as of the Closing Date, and Seller shall pay all outstanding amounts due as of that date. Seller shall also be entitled to any applicable refunds of security deposits held by any utility company, and Purchaser shall make arrangements on or before Closing so that said deposits can be paid to Seller on the Closing Date. If final readings and billings cannot be obtained as of the Closing Date, Seller shall be responsible for having all meters read not earlier than two (2) days prior to the Closing Date, and a final adjustment on a per diem basis shall be made after Closing when the next reading is available.

          (d) The amount of all refundable security or other refundable deposits collected from tenant and not previously forfeited or applied, shall be transferred to Purchaser as a credit against the Purchase Price at Closing. Purchaser shall indemnify Seller from all claims of tenants concerning any such deposits transferred to Purchaser.

          (e) Trade payables claimed to be payable by any person or entity relating in any manner to the Property, including without limitation all work, material and supply payables, for which mechanics' liens could arise, and amounts due and payable under service contracts, relating to the period prior to the Closing Date shall be paid by Seller on the Closing Date or a sufficient escrow deposit placed with the title company at Closing.

          (f) At Closing, any and all adjustments and prorations shall be reflected in an adjustment in the Purchase Price and shall be set forth in a Closing Statement executed by the parties hereto.

     5. SURVEY. Purchaser may elect to have prepared, at Purchaser's expense, an accurate survey of the Property by a surveyor registered under the laws of the State of Georgia (hereinafter referred to as the "Survey"). Purchaser shall deliver three (3) prints of the Survey, together with a legally sufficient description of the metes and bounds of the Property based on

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the Survey, to the Seller no later than ten (10) days prior to the Closing, whereupon said description shall become a part of this Agreement without the necessity of any further action by any of the parties hereto and said description shall replace and supersede the description of the Property attached hereto as EXHIBIT "A". Notwithstanding the foregoing, however, in the event that the revised legal description differs from that contained in EXHIBIT "A", Seller shall only be required to deliver a Warranty Deed containing the legal description in EXHIBIT "A", and Seller shall deliver a Quitclaim Deed containing the revised legal description.

     6. INSPECTION. Purchaser has been provided with the opportunity to inspect the Property and has determined that the Property is suitable and acceptable to Purchaser for purposes of purchasing the Property pursuant to this Agreement. Seller shall continue to cooperate with Purchaser in providing information concerning the Property as reasonably requested for purposes of obtaining a loan for the Property. Purchaser shall also have the privilege at any time during the term of this Agreement to go upon the Property with Purchaser's agents, representatives or designees to further examine and survey the Property. Purchaser agrees to indemnify and hold Seller harmless from and against loss or damage Seller may incur and any and all liens that may arise as a result of Purchaser's activities or the activities of Purchaser's agents, representatives or designees on the Property and against any and all claims for death or injury to persons or properties arising out of or connected with Purchaser's (or its agents, representatives or designees) going upon the Property pursuant to the provisions of this Section 6 or otherwise, and against all costs, expenses and liabilities occurring in or in connection with any such claim or proceeding brought thereon, including, without limitation, court costs and reasonable attorneys' fees. This indemnity shall survive the Closing or any termination of this Agreement.

     7. TITLE. Within thirty (30) days after the Effective Date, Purchaser shall, at Purchaser's expense, examine the title to the Real Property and obtain an owner's title insurance commitment issued by First American Title Insurance Company, together with copies of all exceptions listed therein. Within ten (10) business days of receipt of said commitment, Purchaser shall furnish Seller with a written statement of any and all title matters to which Purchaser objects (collectively "Purchaser's Title Objections"), including the Permitted Title Exceptions and matters disclosed by the Survey, if then available (or if not then available, then within ten (10) business days of receipt of the Survey), affecting title to the Real Property. Purchaser shall also have the right to examine, or cause to be examined, title to the Real Property at any time or times after such initial title examination and prior to Closing and to have the Survey updated, and to furnish Seller with a written statement or statements of any and all additional Purchaser's Title Objections, which affect the title to the Real Property as aforesaid and which arise, first appear of record, or first become known to Purchaser from and after Purchaser's initial title examination. Seller shall have ten (10) days after receipt of any such written statement to correct such Purchaser's Title Objections; provided that Seller shall have no obligation to correct any of Purchaser's Title Objections with respect to Purchaser's initial title examination. If Seller shall have failed to correct such Purchaser's Title Objections or if Seller shall have notified Purchaser that Seller has elected not to correct such Purchaser's Title Objections, then Purchaser may, by written notice to Seller and Escrow Agent (given within five
(5) business days after the


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earlier of (i) the expiration of Seller's aforesaid ten (10) day correction period, or (ii) Seller's notice that Seller has elected not to correct such Purchaser's Title Objections) either:

          (a) elect to terminate this Agreement whereupon Escrow Agent shall return the Deposit to Purchaser and the parties hereto shall have no further rights, duties, obligations or liabilities hereunder, except for those which expressly survive the termination of this Agreement as set forth in Section 20; or

          (b) waive such Purchaser's Title Objections and proceed to close the purchase of the Property (without a reduction of the Purchase Price) in accordance with the terms of this Agreement, in which case said Purchaser's Title Objections shall become additional Permitted Title Exceptions for purposes of this Agreement.

     If Purchaser shall fail to give Seller and Escrow Agent notice of its election to terminate this Agreement pursuant to Section 7(a) above within said five (5) business day period, then Purchaser shall be deemed to have elected to waive all such Purchaser's Title Objections and the provisions of Section 7(b) above shall apply. Notwithstanding the foregoing, Seller shall be required to pay or cause to be bonded, discharged or otherwise removed of record on or before the Closing Date any security deed, security interest or lien on the title to any of the Property which secures or evidences the indebtedness incurred by or at the direction of Seller. From and after the date of this Agreement to the date and time of Closing, Seller shall not, without the prior written consent of Purchaser, convey any portion of the Property or any rights therein, nor enter into any conveyance, lease, security document, easement or other agreement or amendment to agreement granting to any person or entity any rights with respect to the Property or any part thereof, or any interest whatsoever therein, or any option thereto, and any such conveyance or other agreement entered into in violation of this shall be null and void and of no force or effect. Notwithstanding anything contained in this Agreement to the contrary, Seller shall have the right during the term of this Agreement, to enter into tenant leases, in the ordinary course of business.

     Each party shall deliver to Purchaser's title insurance company such duly executed and acknowledged or verified certificates, affidavits and other documents respecting the power and authority to perform the obligations hereunder and as to the due authorization thereof by appropriate corporate, partnership or other entities and as to the authority of the officer, partner or other representatives acting for it at the Closing, as Purchaser's title insurance company may reasonably request.

     8.   INTENTIONALLY DELETED.
          ---------------------

     9. WAIVER OF CONDITIONS. Either party may at any time or times on or before the Closing Date at its election waive any obligation or condition benefitting only such party, but any such waiver shall be effective only if contained in a writing signed by the party making such waiver and delivered to the other party. Any such waiver shall be deemed a waiver of any and all claims against the other party relative to the obligation or condition so waived.



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     10.  BREACH BY SELLER. In the event of any breach of this Agreement or any warranty or representation hereunder by Seller prior to the Closing hereunder, Purchaser shall have the right to a refund of the Deposit, may pursue an action in equity for specific performance, and may sue for damages.

     11. BREACH BY PURCHASER. In the event of any breach of this Agreement or of any warranty or representation hereunder by Purchaser, Seller shall be entitled to terminate this Agreement and to receive, as its sole remedy, the Deposit as liquidated damages, it being difficult or impossible to determine Seller's actual damages, and which liquidated damages shall be in lieu of any other rights or remedies of Seller. Seller and Purchaser agree that the amount of the Deposit is a reasonable estimate of actual damages which have been agreed to in an effort to make such damages certain. Said liquidated damages shall be Seller's sole and exclusive remedy, and Seller shall expressly not have the right to seek specific performance.

     12. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller that Purchaser has and shall have at Closing, full power and authority to acquire and own the Property described in this Agreement.

     13. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER. Seller represents, warrants and covenants to and with Purchaser the following:

          (a) Seller is the sole owner of legal title to the Property subject only to the Permitted Title Exceptions. Seller has Marketable Fee Simple Title to the Property subject to the Permitted Title Exceptions, and on the Closing Date Seller's title to the Property shall be Marketable Fee Simple Title subject to the Permitted Title Exceptions.

          (b) Seller has duly and validly authorized and executed this Agreement, and has full right, title, power and authority to execute this Agreement and carry out all of its terms. The consummation of this transaction shall not constitute a default or breach under any agreement to which Seller is subject or by which it is bound.

     14. RISK OF LOSS. For the period ending on the Closing Date, Seller shall bear all risk of loss and Seller will keep in force such insurance as presently maintained by Seller.

          14.1 If, prior to Closing, the Property shall be destroyed or sustain "Major Damage" (as hereinafter defined) as a result of fire or other casualty, then either Purchaser or Seller may elect to terminate this Agreement by written notice to the other party within ten (10) days after the terminating party's receipt of the contractor's estimate of the cost of repair as hereinafter described. Any such termination of this Agreement shall entitle Purchaser to a refund of the Deposit and shall effect a release of the parties hereto with respect to the obligations under this Agreement, except as provided in Section 20 hereof. If neither party elects to terminate this Agreement, then Seller shall repair such damage and restore the Property as promptly as is reasonably possible, and, in such event, the Closing Date shall be postponed until such repair is completed.


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          14.2  If, prior to Closing, the Property shall sustain "Minor Damage"
(as hereinafter defined) as a result of fire or other casualty, Purchaser shall close the purchase of the Property in accordance with the terms hereof, without reduction of the Purchase Price, and Seller shall assign, without recourse, to Purchaser all Seller's right to all insurance proceeds payable as a result of such casualty. In the event of such Minor Damage, Seller shall have no obligation to repair or restore the Property so damaged.

          14.3 The term "Major Damage" shall mean damage to the Property of a nature such that the cost of restoring the Property will exceed Two Hundred Thousand Dollars ($200,000). The term "Minor Damage" shall mean damage to the Property of a nature such that the cost of restoring the Property will not exceed Two Hundred Thousand Dollars ($200,000). The cost of such restoration and repair shall be estimated by a contractor designated by Seller and approved by Purchaser, with such approval not to be unreasonably conditioned, withheld or delayed.


          14.4 To the extent covered by insurance, any obligations of Seller to repair Major Damage shall be conditioned upon receipt of the insurance proceeds. Except as set forth in Section 14.2 above, Seller shall be entitled to receive all proceeds of insurance payable with respect to such destruction or damage. The provisions of this Section 14 shall not be applicable to condemnation or similar proceedings.

     15. CONDEMNATION. Purchaser and Seller agree that if all or any material portion of the Property is taken or threatened to be taken by eminent domain or condemnation prior to the Closing, then Purchaser shall have the right either
(i) by failure to give notice of termination in writing to Seller within thirty
(30) days after Purchaser receives notification in writing of such taking or contemplated taking, to require Seller to perform its obligations under this Agreement, without reduction in the Purchase Price, and to assign and deliver to Purchaser without recourse all of the award of rights for such taking, or (ii) by notice of termination to Seller within such thirty (30) day period, may terminate all obligations of the parties under this Agreement, require the return of the Deposit and thereupon neither party shall have any obligation to the other except as provided in Section 20 hereof. A "material portion of the Property" shall mean (i) all or a portion of one or more apartment buildings comprising the Property, (ii) the means of access to the Property, or (iii) a sufficient number of parking spaces such that the Property cannot be used as an apartment project. A taking (or threat thereof) of less than all or a material portion of the Property shall not permit Purchaser to terminate this Agreement, but shall entitle Purchaser to an assignment without recourse of the award or rights for such taking without, however, a reduction in the Purchase Price.

     16. COMMISSIONS. Purchaser and Seller warrant and represent to each other that they have not dealt with any real estate broker, real estate agent, salesman or finder with respect to this Agreement or the sale contemplated hereunder other than M.F.I. Realty Company, Inc., as agent for Purchaser (the "Broker"). Seller shall pay M.F.I. Realty Company, Inc. $150,000.00 as real estate brokerage commission if, only if and when the Closing has been consummated, it being understood and agreed that if this Agreement is terminated or if the Closing does not


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occur for any reason whatsoever, including, without limitation, a default by
Purchaser or Seller, then no real estate brokerage commission or any other fee or compensation of whatever kind, nature or amount shall be due Broker. The parties hereto agree to indemnify and hold the other harmless against any and all claims for real estate brokerage commissions or other fees or similar compensation that may be asserted by any third party with respect to this Agreement to the extent that the liability for any such claims shall be based upon the actions of the indemnifying party. Broker has executed this Agreement for the purpose of acknowledging and agreeing to the amount and the method of payment of the commission to be paid it, and agreeing that no real estate commission shall be earned by it or due it until such time as and unless the sale contemplated hereby is closed. Broker hereby represents and warrants to Seller and Purchaser that no party is entitled, as a result of the actions of Broker, to a real estate commission or other fee resulting from the execution of this Agreement or the sale and conveyance herein contemplated. Broker hereby indemnifies and holds Seller and Purchaser harmless from and against any and all losses, costs, damages and expenses (including attorney's fees) incurred or paid as a result of any claim arising out of the actions of Broker with regard to any claim for a real estate commission or other fee resulting from the execution of this Agreement or the sale and conveyance herein contemplated. The provisions of this paragraph shall survive the Closing or any termination of this Agreement.

     17. ASSIGNABILITY. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Purchaser shall have the right to assign this Agreement upon prior written notice to Seller, without Seller's consent, and the transaction contemplated by this Agreement shall be closed in the name of such assignee. In the event of such assignment, the assignee shall assume the obligations of Purchaser under this Agreement, and Purchaser shall have no further obligation or liability under this Agreement.

     18. NOTICES. Any notice, demand or document which either party is required or may desire to give or deliver to or make upon the other party shall, in the case of a notice or demand, be in writing and sent by hand delivery, by commercial delivery service (such as Federal Express) or sent by United States registered or certified mail, postage prepaid, return receipt requested, addressed to such party at its address set forth hereinbelow, subject to the right of either party to designate a different address by notice similarly given. Any notice, demand or document so given shall be deemed delivered or made upon receipt at such address, or on the date of delivery by a hand delivery or by a commercial delivery service (if guaranteed overnight for next day delivery by such commercial delivery service), or if mailed, three (3) days after postmarked by the U.S. Postal Service.

     All notices should be sent:

     If to Purchaser:
     ---------------

     A & P Investors, Inc.
     3111 Paces Mill Road
     Suite A-200
     Atlanta, Georgia 30339

     Attn: Mr. Peter D. Anzo

     With a copy to:
     --------------

     Darla K. Jaben, Esq.
     405 Emory Drive
     Atlanta, Georgia 30307

     If to Seller:
     ------------

     The Patrician Mortgage Company

     4550 Montgomery Ave., Suite 1150
     ----------------------------------------

     Bethesda, MD 20814
     ----------------------------------------

     Attn: Thomas Boeher
     ----------------------------------------

     With a copy to:


     Melissa Garnett, Esq.
     ----------------------------------------

     Gray & Gillilaud
     ----------------------------------------

     400 Perimeter Center Terrace, Suite 1050
     ----------------------------------------

     Atlanta, Georgia 30346


     19.  Other Documents.
          ---------------

     The parties agree that they shall cooperate in good faith to accomplish the objectives of this Agreement and to that end agree to execute and delivery from time to time such other and further instruments and documents as may be necessary and convenient to the fulfillment of those purposes.

     20. SURVIVAL OF AGREEMENT. The covenants, obligations, representations, warranties and agreements contain in this Agreement shall survive the execution and delivery of this Agreement and of any and all documents or instruments delivered in connection herewith for twelve (12) months; provided, however the indemnification provisions of Sections 6 and 16 hereof shall survive the termination of this Agreement or the Closing of the sale and purchase of the Property, whichever occurs, and shall not be merged, until the applicable statute of limitations with respect to any claim, cause of action, suit or other action relating thereto shall have fully and finally expired.

     21. EFFECT ON INVALIDATION. If any one or more of the provisions of this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity and enforceability of the other provisions hereof, and this Agreement shall be construed as though such invalid, illegal or unenforceable provision had never been contained herein.

     22.  MISCELLANEOUS.

     22.1 This Agreement contains the entire agreement between the parties in respect to the matters herein set forth, supersedes all prior agreements between the parties with respect thereto, and may not be modified, amended or terminated except by written agreement signed by both Purchaser and Seller.

     22.2 This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same agreement of the parties. Captions of the paragraphs and subparagraphs of this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation or construction.

     22.3 Should either party hereto institute any action or proceeding in any court to enforce any provision of this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

     22.4 This Agreement and the transactions contemplated herein shall be governed by and construed under the laws of the State of Georgia. Time is of the essence of this Agreement.

     22.5 Except as otherwise specifically provided herein, no waiver by either party of any breach by the other of any provision of this Agreement shall be deemed or construed to be a waiver of any subsequent or continuing breach of the same or any other provision of this Agreement; except as otherwise specifically provided herein, nor shall any forbearance by either party from the exercise of a remedy for any such breach be deemed or construed to be a waiver by such party of any of its rights or remedies with respect to such breach.

     22.6 The terms and provisions of this Agreement represent the results of negotiations between the parties, each of which has been represented by counsel of its own selection, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Consequently, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and the parties hereby expressly waive and disclaim in connection with the interpretation and construction of the Agreement, any rule of law or procedure requiring otherwise, including, without limitation, any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared this Agreement or any earlier draft of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement as of the date and year first above written.

                                   SELLER:

                                   THE PATRICIAN MORTGAGE
                                   COMPANY

                                   By: /s/ W. Thomas Buol
                                       -------------------------------------

                                   Title: Vice President and General Counsel
                                          ----------------------------------

                                        [CORPORATE SEAL]

                                   PURCHASER:
                                   ---------

                                   A & P INVESTORS, INC., a Georgia
                                   corporation

                                   By: /s/ Peter D. Anzo
                                       -------------------------------------

                                       Title: President
                                              ------------------------------


     Broker joins in the execution hereof as of the date first above written for the purpose of acknowledging and accepting the terms of Section 16 hereof. Except to the extent any subsequent modification or amendment hereof alters the rights, duties or liabilities of Broker hereunder, Broker shall not be required to join in the execution of any such modification or amendment.


                                   M.F.I. REALTY COMPANY, INC.

                                   By: /s/ Martin H. Petersen
                                      --------------------------------------

     Escrow Agent joins in the execution hereof as of the date first above written for the purpose of (i) acknowledging the receipt of the Deposit, and
(ii) accepting the duties of Escrow Agent hereunder. Except to the extent any subsequent modification or amendment hereof alters the rights, duties or liabilities of Escrow Agent hereunder, Escrow Agent shall not be required to join in the execution of any such modification or amendment.

                                   FIRST  AMERICAN  TITLE  INSURANCE
                                   COMPANY

                                   By:
                                       ------------------------

                                       Its:
                                           --------------------

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

                                   EXHIBIT "B"

                           TANGIBLE PERSONAL PROPERTY

                                   EXHIBIT "C"

                           PERMITTED TITLE EXCEPTIONS